UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2006

CAPITAL GROWTH SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	0-30831	65-0953505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 East Commerce Drive, Suite A, Schaumburg, Illinois 60173

(Address of Principal Executive Offices, Including Zip Code)

(630) 872-5800

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Amendment to Global Capacity Merger Agreement

On December 11, 2006, Capital Growth Systems, Inc. (“Parent” or “Company”) entered into an Amendment to Agreement and Plan of Merger (the “Amendment”) by and among Global Capacity Merger Sub, Inc., Global Capacity Group, Inc., John Abraham and David P. Walsh. The Amendment clarified that it is not the intent of Section 10.1 of the Merger Agreement, as defined in Item 2.01, to entitle John Abraham and David P. Walsh to participate in the same registration in which the investors in that certain private offering and/or financing to be effected by Parent participate, but to participate in the Parent registration statement that next follows the issuance of certain Parent common stock, which registration statement will, in any event, be filed within 90 days after the issuance of such Parent common stock.

Global Bridge Note Purchase Agreement

On December 11, 2006, the Company entered into a Global Bridge Note Purchase Agreement, as defined in Item 2.03, in connection with the acquisition of Global Capacity, Inc. The description of the terms and conditions of the Global Bridge Note Purchase Agreement in “Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” of this Report is incorporated into this Item 1.01 by reference.

John Abraham Employment Agreement

In connection with the consummation of the acquisition of Global Capacity Group, Inc. as described in Item 2.01 of this Report, Parent and Global Capacity Group, Inc. entered into an Employment Agreement (the “Abraham Employment Agreement”) with John Abraham effective as of December 11, 2006. The Abraham Employment Agreement contains customary terms and conditions, including without limitation, restrictions regarding disclosure of confidential information, covenants prohibiting non-solicitation of employees and customers and covenants concerning non-competition with Global Capacity Group, Inc. These covenants continue during the term of employment and for a term of two years thereafter. The Abraham Employment Agreement provides for salary at a base compensation level of $110,000 per annum and provides that John Abraham is entitled to participate in such discretionary bonus plans as may be offered, from time to time, by Global Capacity Group, Inc.

David P. Walsh Employment Agreement

In connection with the consummation of the acquisition of Global Capacity Group, Inc. as described in Item 2.01 of this Report, Parent and Global Capacity Group, Inc. entered into an Employment Agreement (the “Walsh Employment Agreement”) with David P. Walsh effective as of December 11, 2006. The Walsh Employment Agreement contains customary terms and conditions, including without limitation, restrictions regarding disclosure of confidential information, covenants prohibiting non-solicitation of employees and customers and covenants concerning non-competition with Global Capacity Group, Inc. These covenants continue during the term of employment and for a term of two years thereafter. The Walsh Employment Agreement provides for salary at a base compensation level of $110,000 per annum and provides that David P. Walsh is entitled to participate in such discretionary bonus plans as may be offered, from time to time, by Global Capacity Group, Inc.

Item 2.01 Completion of Acquisition or Disposition of Assets

Effective December 12, 2006, Parent consummated the acquisition of Global Capacity Group, Inc. (the “Merger”) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated as of October 6, 2006, by and among Global Capacity Merger Sub, Inc., Global Capacity Group, Inc., John Abraham and David P. Walsh, as extended pursuant to the Extension Agreement (“Extension”) dated October 12, 2006, as amended by the Amendment to Agreement and Plan of Merger dated November 30, 2006, by and among Parent, Global Capacity Merger Sub, Inc., Global Capacity Group, Inc., John Abraham and David P. Walsh, and as further amended by the Amendment to Agreement and Plan of Merger dated December 11, 2006, by and among Parent, Global Capacity Merger Sub, Inc., Global Capacity Group, Inc., John Abraham and David P. Walsh. The aggregate consideration paid to Global Capacity Group, Inc. in connection with the Merger was $5,200,000.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Parent established a tranche of up to $5,500,000 of 60 day bridge notes that it is issuing pursuant to a global bridge note purchase agreement (the “Global Bridge Note Purchase Agreement”) dated as of December 11, 2007, by and among Parent and various lenders party thereto, to provide the cash necessary to fund the purchase of the Global Capacity Group, Inc. ($5,200,000) plus an additional up to $300,000 for general working capital purposes. Each bridge note bears interest at 8% per annum and they will be secured by a collateral pledge of the stock of Global Capacity Group, Inc. as well as a junior security interest in the assets of Parent. In addition, for each $1,000,000 of bridge notes funded the lenders received a detachable warrant to purchase up to 225.00225 shares of series AA convertible preferred stock, which by their terms will be convertible into 500,000 shares of common stock upon the authorization of the underlying common stock, and with the warrants exercisable on or before December 31, 2009 at an as converted to common stock purchase price of $0.45 per share. The certificate of designations for the series AA convertible preferred stock has not yet been filed. Once filed, it will provide that the series AA convertible preferred stock will automatically convert to common stock once the articles of incorporation for Parent are amended to authorize the issuance of not less than 200,000,000 shares of common stock.  On December 11, 2006, an aggregate of $4,700,000 of bridge notes were issued.  The balance of the merger consideration was provided by available cash from Parent.

Item 3.02 Unregistered Sales of Equity Securities

With respect to each issuance outlined in this Item 3.02, unless otherwise stated, Parent relied upon exemptions contained in Regulation D promulgated under the Securities Act of 1933, as amended, to make such issuance.

On December 11, 2006, the Parent issued warrants to purchase 112.501125 shares of the Parent’s series AA preferred stock (convertible into 250,000 shares of common stock) to Thomas Hudson, with an exercise price of $0.45 per share on an as converted to common stock basis. Mr. Hudson is the Chief Executive Officer of the Parent.

On December 11, 2006, the Parent issued warrants to purchase 112.501125 shares of the Parent’s series AA preferred stock (convertible into 250,000 shares of common stock) to Thomas Hudson IRA, with an exercise price of $0.45 per share on an as converted to common stock basis.

On December 11, 2006, the Parent issued warrants to purchase 90.0009 shares of the Parent’s series AA preferred stock (convertible into 200,000 shares of common stock) to Michael Balkin, with an exercise price of $0.45 per share on an as converted to common stock basis.

On December 11, 2006, the Parent issued warrants to purchase 450.0045 shares of the Parent’s series AA preferred stock (convertible into 1,000,000 shares of common stock) to David Lies, with an exercise price of $0.45 per share on an as converted to common stock basis.

On December 11, 2006, the Parent issued warrants to purchase 292.502925 shares of the Parent’s series AA preferred stock (convertible into 650,000 shares of common stock) to Alex Meruelo, with an exercise price of $0.45 per share on an as converted to common stock basis.

Item 8.01. Other Events

On December 13, 2006, Parent issued a press release announcing the acquisition of Global Capacity Group, Inc., which press release is attached hereto and incorporated herein as Exhibit 99.1.

 Item 9.01. Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Global Capacity Group, Inc. will file the financial statements required by this Item 9.01(a) by February 26, 2007.

(b)	Pro forma financial information.

Global Capacity Group, Inc. will file the pro forma financial information required by this Item 9.01(b) by February 26, 2007.

(c)	Exhibits.

The following exhibits are furnished as part of this report:

Exhibit 10.01
Global Bridge Note Purchase Agreement, dated as of December 11, 2006 by and among Capital Growth Systems, Inc. and various Lenders, together with a schedule of substantially identical documents omitted from filing pursuant to Rule 12b-31 promulgated under the Exchange Act.

Exhibit 10.02
Promissory Note issued by Capital Growth Systems, Inc. to Thomas Hudson, dated December 11, 2006, together with a schedule of substantially identical documents omitted from filing pursuant to Rule 12b-31 promulgated under the Exchange Act.

Exhibit 10.03
Bridge Note Warrant issued by Capital Growth Systems, Inc. to Thomas Hudson, dated December 11, 2006, together with a schedule of substantially identical documents omitted from filing pursuant to Rule 12b-31 promulgated under the Exchange Act.

Exhibit 10.04	Employment Agreement, dated as of December 11, 2006 by and among Capital Growth Systems, Inc., Global Capacity Group, Inc. and John Abraham.

Exhibit 10.05	Employment Agreement, dated as of December 11, 2006 by and among Capital Growth Systems, Inc., Global Capacity Group, Inc. and David P. Walsh.

Exhibit 10.06	Amendment to Agreement and Plan of Merger, dated as of December 11, 2006 by and among Capital Growth Systems, Inc., Global Capacity Group, Inc., John Abraham and David P. Walsh.

Exhibit 99.1	Press Release dated December 13, 2006, announcing acquisition of Global Capacity Group, Inc.

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: December 15, 2006
Capital Growth Systems, Inc.

	By:	/s/ Derry L. Behm
By: Derry L. Behm
Chief Financial and Accounting Officer

EXHIBIT INDEX

Exhibit 10.01
Global Bridge Note Purchase Agreement, dated as of December 11, 2006 by and among Capital Growth Systems, Inc. and various Lenders, together with a schedule of substantially identical documents omitted from filing pursuant to Rule 12b-31 promulgated under the Exchange Act.

Exhibit 10.02
Promissory Note issued by Capital Growth Systems, Inc. to Thomas Hudson, dated December 11, 2006, together with a schedule of substantially identical documents omitted from filing pursuant to Rule 12b-31 promulgated under the Exchange Act.

Exhibit 10.03
Bridge Note Warrant issued by Capital Growth Systems, Inc. to Thomas Hudson, dated December 11, 2006, together with a schedule of substantially identical documents omitted from filing pursuant to Rule 12b-31 promulgated under the Exchange Act.

Exhibit 10.04	Employment Agreement, dated as of December 11, 2006 by and among Capital Growth Systems, Inc., Global Capacity Group, Inc. and John Abraham.

Exhibit 10.05	Employment Agreement, dated as of December 11, 2006 by and among Capital Growth Systems, Inc., Global Capacity Group, Inc. and David P. Walsh.

Exhibit 10.06	Amendment to Agreement and Plan of Merger, dated as of December 11, 2006 by and among Capital Growth Systems, Inc., Global Capacity Group, Inc., John Abraham and David P. Walsh.

Exhibit 99.1	Press Release dated December 13, 2006, announcing acquisition of Global Capacity Group, Inc.